                                                                   Exhibit 10.38

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT
                    ----------------------------------------

     This is an Amendment to that "Purchase and Sale Agreement," between NOBEL LEARNING COMMUNITIES, INC., a Delaware corporation ("Seller"), and PARTNERSHIP WITH PARENTS, INC., an Arizona not for profit corporation ("Buyer"), an executed copy of which is attached hereto, and, in compliance with Paragraph 14.10 with respect to "Amendments" of said Purchase and Sale Agreement, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to amend Paragraph 10.2 of the original Purchase and Sale Agreement, which reads as follows:

     "10.2. Date of Closing. Unless otherwise agreed to in writing by the parties, escrow shall close on or before May 31, 2003, at the offices of the escrow holder unless another time, date or place is agreed to in writing by both Seller and Buyer."

     Said Paragraph 10.2 shall now read as follows:

     "10.2 Date of Closing. Unless otherwise agreed to in writing by the parties, escrow shall close on or before August 1, 2003, at the offices of the escrow holder unless another time, date or place is agreed to in writing by both Seller and Buyer."

     IN WITNESS WHEREOF, Seller and Buyer have caused this instrument to be executed in a manner and form sufficient to bind them effective the 9th day of July, 2003.


                            [SIGNATURES ON NEXT PAGE]

Signed, sealed and delivered
In the Presence of:

                                          SELLER:

                                          NOBEL LEARNING COMMUNITIES, INC. a
                                          Delaware corporation


/s/ Yvonne DeAngelo                       By: /s/ John R. Frock
--------------------------------------        ----------------------------------
Attest/Witness
                                          Name: John R. Frock
                                                --------------------------------
Yvonne DeAngelo
--------------------------------------
Printed Name of Witness                   Title: Vice Chairman
                                                 -------------------------------


                                          BUYER:

                                          PARTNERSHIP WITH PARENTS, INC., an
                                          Arizona not for profit corporation

/s/ Michael E. St. George                 By:   /s/ Richard Waterhouse
--------------------------------------          --------------------------------
Attest/Witness
                                          Name: Richard Waterhouse
                                                --------------------------------

Michael E. St. George                     Title: President and CEO
--------------------------------------    --------------------------------------
Printed Name of Witness


                                       2